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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                November 20, 2003
                                -----------------
                                (Date of Report)

                              Equidyne Corporation
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-9922                 04-2608713
          --------                        ------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


           1620 - 400 Burrard Street, Vancouver, B.C., Canada, V6C 3A6
           -----------------------------------------------------------
                    (Address of principal executive offices)


                                 (604) 683-5767
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)



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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 19, 2003, the Audit Committee, as a committee of the whole Board of Directors of Equidyne Corporation ("Equidyne") determined that Equidyne's independent auditor, KBA Group LLP ("KBA"), would be replaced by Peterson Sullivan PLLC ("Peterson Sullivan") as the independent auditor for Equidyne for the year ending July 31, 2004, beginning with the quarter ended October 31, 2003. KBA was notified of this decision on November 19, 2003.

The reports issued by KBA on the financial statements for the past two fiscal years of the Registrant did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended July 31, 2003 and 2002 and through the date of this Form 8-K, there were no disagreements with KBA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KBA, would have caused KBA to make reference to the matter in their report on the financial statements for such year or such interim periods. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission have occurred during the fiscal years ended July 31, 2003 and 2002 or through the date of this Form 8-K.

The Registrant has requested that KBA furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 20, 2003, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended July 31, 2003 and 2002 and through the date of this Form 8-K, neither Equidyne nor anyone acting on its behalf consulted Peterson Sullivan regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Equidyne's consolidated financial statements or (2) any matter that was either the subject of a disagreement with KBA on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of KBA, would have caused KBA to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.


ITEM 7. EXHIBITS.

     16.1. Letter to the Securities and Exchange Commission from KBA Group LLP.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  NOVEMBER 20, 2003

                                               EQUIDYNE CORPORATION


                                               BY: /S/ ROY ZANATTA
                                                   --------------------------
                                               NAME:  ROY ZANATTA
                                               TITLE: CORPORATE SECRETARY